June 25, 2024 Progress Financial Results Q2 2024 Supplemental Data

2© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Forward Looking Statements This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; future revenue growth, operating margin and cost savings; future acquisitions; and other statements regarding the future operation, direction, prospects and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: (i) economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price; (ii) our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses; (iii) we may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts; (iv) if the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors or zero-day vulnerabilities, we may experience reputational harm, legal claims and financial exposure; (v) the results of inquiries, investigations and legal claims regarding the MOVEit Vulnerability remain uncertain and the ultimate resolution of these matters could result in losses that may be material to our financial results for a particular period; and (vi) our acquisitions may not be successful or may involve unanticipated costs or other integration issues that could disrupt our existing operations. For further information regarding risks and uncertainties associated with Progress' business, please refer to Progress' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2023 and its Quarterly Reports on Form 10-Q for the fiscal quarter ended February 29, 2024. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. Non-GAAP Financial Measures We refer to certain non-GAAP financial measures in this presentation, including but not limited to, non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow, annual recurring revenue ("ARR"), Net Retention Rate ("NRR"), and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles (“GAAP”). Please see "Important Information Regarding Non-GAAP Financial Information" below for additional information. A reconciliation between non-GAAP measures and the most directly comparable GAAP measures appears in our earnings press release for the fiscal quarter ended May 31, 2024, which is furnished on a Form 8-K concurrently with this presentation and is available in the Investor Relations section of our website.

3© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Conference Call Details Please note: Webcast is listen-only. What: When: Time: To register for the Live Call: Live / Recorded Webcast: Progress Fiscal Q2 Financial Results Tuesday, June 25, 2024 5:00 p.m. ET Please go to this link to retrieve dial-in details. https://edge.media-server.com/mmc/p/78g7r495

4© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Summary Highlights Q2 2024 • Q2 Revenues of $175M above high end of prior guidance of $166M - $170M. • ARR: $579M, up 1% year-over-year in constant currency; NRR 99%. • Operating margins strong at 38%. • EPS: $1.09, above high end of prior guidance of $0.93 - $0.97. • Strong Balance Sheet: net leverage at 2.2X; DSOs 41 days. • ~$50 million in share repurchases. • 3Q’24 guidance: Revenue $174M - $178M; EPS $1.11 - $1.15. • FY2024 guidance raised. ➢ Revenue of $725M - $735M, up $3 million; ➢ EPS of $4.70 - $4.80, up $0.05. All figures presented are non-GAAP. Definitions of non-GAAP financial measures (including ARR and NRR) can be found in "Important Information Regarding Non-GAAP Financial Information". Revenue and EPS ahead of estimates; ARR up 1%; Strong Balance Sheet

5© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Annualized Recurring Revenue Trend All periods reported in constant currency, using current year budgeted exchange rates ARR growth = 0.9% year-over-year + Net Retention Rate between 99%-102% = Predictable and durable top line performance

6© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Driving Total Growth Revenue CAGR of 11% 2019 – 2024(F)* * Represents the mid-point of our FY’24 guidance range

7© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Operating Income CAGR of 12% 2019 – 2024(F)* Best-in-class non-GAAP operating margins consistently above 35% * Represents the mid-point of our FY’24 guidance range Growing Profitability

8© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Unlevered Free Cash Flow Unlevered AFCF CAGR of 11% 2019 – 2024(F)* * Adjusted free cash flow represents the mid-point of our FY’24 guidance range

9© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Capital Allocation Strategy PRIMARY FOCUS Continue to prioritize accretive M&A opportunities that meet our disciplined criteria to create the strongest returns. Repurchase shares to offset dilution from our equity programs. • Management has flexibility to increase, reduce, or suspend repurchases depending on market conditions and other considerations including size and timing of proposed M&A. We currently have $122M remaining under our share repurchase authorization. Continue returning capital to shareholders in the form of dividends.

10© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Well Defined M&A Framework ▪ Cast a wide net across infrastructure software and all aspects of the development lifecycle ▪ Tight alignment increases synergy potential ▪ ~10-25% of current Progress revenues ▪ Can be financed and integrated efficiently ▪ High recurring revenue and customer retention ▪ Potential to achieve operational efficiency ▪ Focused on sustained returns, accretiveROIC > WACC Financial Characteristics Appropriate Sizing End Market Alignment

11© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Summary Q2 2024 Financial Results Q2 2024 Results Prior Q2 2024 Outlook (provided on March 26, 2024) Revenue $175M $166M - $170M GAAP earnings per share (Diluted) $0.37 $0.22 - $0.26 Non-GAAP earnings per share (Diluted) $1.09 $0.93- $0.97 GAAP Operating Margin 16% Not guided Non-GAAP Operating Margin 38% Not guided Adjusted Free Cash Flow (non-GAAP) $64M Not guided

12© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Business Outlook (as of June 25, 2024) Q3 2024 Current Outlook FY 2024 Prior Outlook (provided on March 26, 2024) FY 2024 Updated Outlook Revenue $174M - $178M $722M - $732M $725M - $735M GAAP EPS $0.48 - $0.52 $1.94 - $2.06 $1.98 - $2.10 Non-GAAP EPS $1.11 - $1.15 $4.65 - $4.75 $4.70 - $4.80 GAAP Operating Margin Not guided 19% - 20% 19% Non-GAAP Operating Margin Not guided 39% - 40% Unchanged Cash from Operations (GAAP) Not guided $205M - $215M Unchanged Adjusted Free Cash Flow (Non-GAAP) Not guided $205M - $215M Unchanged GAAP Effective Tax Rate Not guided 20% Unchanged Non-GAAP Effective Tax Rate Not guided 20% Unchanged ** Note: Beginning in FY24, the acquisition-related revenue adjustment to Non-GAAP revenue is no longer applicable. GAAP revenue is equal to Non-GAAP revenue.

Supplemental Financial Information

14© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited) Quarterly Revenue by Region and by Type (GAAP) (in thousands) Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Revenue by Type License 57,568 56,407 50,544 56,270 64,100 53,979 Maintenance 92,513 102,240 105,164 101,584 102,025 102,503 Services 14,145 19,604 19,284 19,116 18,560 18,595 Total Revenue $ 164,226 $ 178,251 $ 174,992 $ 176,970 $ 184,685 $ 175,077 Revenue by Region North America 98,828 105,732 101,923 105,187 107,282 102,902 EMEA 53,405 56,185 56,779 56,493 63,087 57,538 Latin America 4,189 4,790 6,318 5,815 4,668 4,599 Asia Pacific 7,804 11,544 9,972 9,475 9,648 10,038 Total Revenue $ 164,226 $ 178,251 $ 174,992 $ 176,970 $ 184,685 $ 175,077

15© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Progress furnishes certain non-GAAP supplemental information to our financial results. We use such non-GAAP financial measures to evaluate our period-over-period operating performance because our management team believes that by excluding the effects of certain GAAP-related items that in their opinion do not reflect the ordinary earnings of our operations, such information helps to illustrate underlying trends in our business and provides us with a more comparable measure of our continuing business, as well as greater understanding of the results from the primary operations of our business. Management also uses such non-GAAP financial measures to establish budgets and operational goals, evaluate performance, and allocate resources. In addition, the compensation of our executives and non-executive employees is based in part on the performance of our business as evaluated by such non-GAAP financial measures. We believe these non-GAAP financial measures enhance investors’ overall understanding of our current financial performance and our prospects for the future by: (i) providing more transparency for certain financial measures, (ii) presenting disclosure that helps investors understand how we plan and measure the performance of our business, (iii) affords a view of our operating results that may be more easily compared to our peer companies, and (iv) enables investors to consider our operating results on both a GAAP and non-GAAP basis (including following the integration period of our prior and proposed acquisitions). However, this non-GAAP information is not in accordance with, or an alternative to, generally accepted accounting principles in the United States (“GAAP”) and should be considered in conjunction with our GAAP results as the items excluded from the non-GAAP information may have a material impact on Progress’ financial results. A reconciliation between non-GAAP measures and the most directly comparable GAAP measures appears in our earnings press release for the fiscal quarter ended May 31, 2024, which is furnished on a Form 8-K concurrently with this presentation and is available on the Progress website at www.progress.com within the investor relations section. In this presentation, we may reference the following non-GAAP financial measures: • Acquisition-related revenue - We include acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue that would have been recognized prior to our adoption of Accounting Standards Update No. 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (“ASU 2021-08”) during the fourth quarter of fiscal year 2021. The acquisition-related revenue in our prior period results relates to Chef Software, Inc. which we acquired on October 5, 2020. Since GAAP accounting required the elimination of this revenue prior to the adoption of ASU 2021-08, GAAP results alone do not fully capture all of our economic activities. We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business because, although we cannot be certain that customers will renew their contracts, we have historically experienced high renewal rates on maintenance and support agreements and other customer contracts. Upon our adoption of ASU 2021-08, this adjustment is no longer applicable to subsequent acquisitions. • Amortization of acquired intangibles - We exclude amortization of acquired intangibles because those expenses are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired. • Stock-based compensation - We exclude stock-based compensation to be consistent with the way management and, in our view, the overall financial community evaluates our performance and the methods used by analysts to calculate consensus estimates. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, we do not include these charges in operating plans. • Restructuring expenses and other - In all periods presented, we exclude restructuring expenses incurred because those expenses distort trends and are not part of our core operating results. • Acquisition-related expenses - We exclude acquisition-related expenses in order to provide a more meaningful comparison of the financial results to our historical operations and forward-looking guidance and the financial results of less acquisitive peer companies. We consider these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, we do not consider these acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity and/or volume of past acquisitions, which often drives the magnitude of acquisition-related costs, may not be indicative of the size, complexity and/or volume of future acquisitions. Important Information Regarding Non-GAAP Financial Information

16© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Important Information Regarding Non-GAAP Financial Information • Cyber incident and vulnerability response expenses, net • Cyber incident - We exclude certain expenses resulting from the detection of irregular activity on certain portions of our corporate network, as more thoroughly described in the Form 8-K that we filed on December 19, 2022. • MOVEit Vulnerability - We exclude certain expenses resulting from the zero-day MOVEit Vulnerability, as more thoroughly described in our filings with the Securities and Exchange Commission since June 5, 2023. Expenses include costs to investigate and remediate these cyber related matters, as well as legal and other professional services related thereto. Expenses related to such cyber matters are provided net of expected insurance recoveries, although the timing of recognizing insurance recoveries may differ from the timing of recognizing the associated expenses. Costs associated with the enhancement of our cybersecurity program are not included within this adjustment. We expect to continue to incur legal and other professional services expenses in future periods associated with the MOVEit Vulnerability. We do not expect to incur additional costs associated with the November 2022 Cyber Incident as the investigation is closed. Expenses related to such cyber matters are expected to result in operating expenses that would not have otherwise been incurred in the normal course of business operations. We believe that excluding these costs facilitates a more meaningful evaluation of our operating performance and comparisons to our past operating performance. • Provision for income taxes - We adjust our income tax provision by excluding the tax impact of the non-GAAP adjustments discussed above. • Constant currency - Revenue from our international operations has historically represented a substantial portion of our total revenue. As a result, our revenue results have been impacted, and we expect will continue to be impacted, by fluctuations in foreign currency exchange rates. As exchange rates are an important factor in understanding period-to-period comparisons, we present revenue growth rates on a constant currency basis, which helps improve the understanding of our revenue results and our performance in comparison to prior periods. The constant currency information presented is calculated by translating current period results using prior period weighted average foreign currency exchange rates. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP. • Annual Recurring Revenue (“ARR”) - We disclose ARR as a performance metric to help investors better understand and assess the performance of our business because our mix of revenue generated from recurring sources currently represents the substantial majority of our revenues and is expected to continue in the future. We define ARR as the annualized revenue of all active and contractually binding term-based contracts from all customers at a point in time. ARR includes revenue from maintenance, software upgrade rights, public cloud, and on-premises subscription-based transactions and managed services. ARR mitigates fluctuations in revenue due to seasonality, contract term and the sales mix of subscriptions for term-based licenses and SaaS. Management uses ARR to understand customer trends and the overall health of the Company’s business, helping it to formulate strategic business decisions. We calculate the annualized value of annual and multi-year contracts, and contracts with terms less than one year, by dividing the total contract value of each contract by the number of months in the term and then multiplying by 12. Annualizing contracts with terms less than one-year results in amounts being included in our ARR that are in excess of the total contract value for those contracts at the end of the reporting period. We generally do not sell contracts with a term of less than one year unless a customer is purchasing additional licenses under an existing annual or multi-year contract. The expectation is that at the time of renewal, contracts with a term less than one year will renew with the same term as the existing contracts being renewed, such that both contracts are co-termed. Historically contracts with a term of less than one year renew at rates equal to or better than annual or multi-year contracts. Revenue from term-based license and on-premises subscription arrangements include a portion of the arrangement consideration that is allocated to the software license that is recognized up-front at the point in time control is transferred under ASC 606 revenue recognition principles. ARR for these arrangements is calculated as described above. The expectation is that the total contract value, inclusive of revenue recognized as software license, will be renewed at the end of the contract term.

17© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Important Information Regarding Non-GAAP Financial Information • ARR continued - The calculation is done at constant currency using the current year budgeted exchange rates for all periods presented. ARR is not defined in GAAP and is not derived from a GAAP measure. Rather, ARR generally aligns to billings (as opposed to GAAP revenue which aligns to the transfer of control of each performance obligation). ARR does not have any standardized meaning and is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or to replace either of those items. ARR is not a forecast and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. • Net Retention Rate - We calculate net retention rate as of a period end by starting with the ARR from the cohort of all customers as of 12 months prior to such period end ("Prior Period ARR"). We then calculate the ARR from these same customers as of the current period end ("Current Period ARR"). Current Period ARR includes any expansion and is net of contraction or attrition over the last 12 months but excludes ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the net retention rate. Net retention rate is not calculated in accordance with GAAP. • We also provide guidance on adjusted free cash flow, which is equal to cash flows from operating activities less purchases of property and equipment, plus restructuring payments.